EXHIBIT 10.10.3

                           SECURED GUARANTY AGREEMENT

                                       By

                         IMTEK ACQUISITION CORPORATION,
                             A MARYLAND CORPORATION,

                           IMTEK CAPITAL CORPORATION,
                             A MARYLAND CORPORATION,

                           IMTEK FUNDING CORPORATION,
                             A MARYLAND CORPORATION,

                          IMTEK OFFICE SOLUTIONS, INC.,
                             A DELAWARE CORPORATION,

                                       AND

                           IMTEK SERVICES CORPORATION,
                             A MARYLAND CORPORATION,

                                   GUARANTORS

                               For The Benefit Of

                               THE PROVIDENT BANK,
                      AN OHIO CHARTERED BANKING INSTITUTION

                                     LENDER

                       With Respect To The Obligations Of

                               IMTEK CORPORATION,
                             A MARYLAND CORPORATION,

                                       AND

                         BARBERA BUSINESS SYSTEMS, INC.,
                             A MARYLAND CORPORATION

                                    BORROWERS



                                                        Dated As Of July 1, 1999

                           SECURED GUARANTY AGREEMENT
                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

Section 1. Definitions............................................................................................1
   Section 1.1.   Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods,
                  Instruments, Inventory,  And Investment Property................................................1
   Section 1.2.   Affiliate.......................................................................................2
   Section 1.3.   Business Day....................................................................................2
   Section 1.4.   Capital Expenditures............................................................................2
   Section 1.5.   Capital Lease...................................................................................2
   Section 1.6.   Capital Lease Obligations.......................................................................2
   Section 1.7.   Code............................................................................................2
   Section 1.8.   Collateral......................................................................................2
   Section 1.9.   Consolidated Capital Expenditures...............................................................2
   Section 1.10.  Consolidated EBITDA.............................................................................3
   Section 1.11.  Consolidated Fixed Charge Coverage Ratio........................................................3
   Section 1.12.  Consolidated Interest Coverage Ratio............................................................3
   Section 1.13.  Consolidated Interest Expense...................................................................3
   Section 1.14.  Consolidated Liabilities........................................................................3
   Section 1.15.  Consolidated Net Worth..........................................................................3
   Section 1.16.  Consolidated Total Funded Indebtedness..........................................................3
   Section 1.17.  EBITDA..........................................................................................3
   Section 1.18.  Employee Benefit Plan...........................................................................4
   Section 1.19.  Environmental Laws..............................................................................4
   Section 1.20.  EPA Permit......................................................................................4
   Section 1.21.  ERISA...........................................................................................4
   Section 1.22.  ERISA Affiliate.................................................................................4
   Section 1.23.  ERISA Liabilities...............................................................................4
   Section 1.24.  Events Of Default...............................................................................4
   Section 1.25.  Facilities......................................................................................5
   Section 1.26.  FINOVA..........................................................................................5
   Section 1.27.  Fiscal Year.....................................................................................5
   Section 1.28.  G.A.A.P.........................................................................................5
   Section 1.29.  Guaranteed Pension Plan.........................................................................5
   Section 1.30.  Guaranty Indebtedness...........................................................................5
   Section 1.31.  Indebtedness....................................................................................6
   Section 1.32.  Insolvency Proceedings..........................................................................6
   Section 1.33.  Interest Expense................................................................................6
   Section 1.34.  Laws............................................................................................6
   Section 1.35.  Lender Expenses.................................................................................6
   Section 1.36.  Liabilities.....................................................................................7
   Section 1.37.  Loan Agreement..................................................................................7
   Section 1.38.  Loan Documents..................................................................................7
   Section 1.39.  Loan............................................................................................7
   Section 1.40.  Material Adverse Event..........................................................................7
   Section 1.41.  Net Worth.......................................................................................7
   Section 1.42.  Obligations.....................................................................................7
   Section 1.43.  Permitted Liens.................................................................................8
   Section 1.44.  Person..........................................................................................8
   Section 1.45.  Records.........................................................................................8

                                                                                                               Page
                                                                                                               ----
   Section 1.46.  Regulated Substance.............................................................................8
   Section 1.47.  Release.........................................................................................8
   Section 1.48.  Restricted Payment..............................................................................8
   Section 1.49.  Subordinated Debt...............................................................................9
   Section 1.50.  Subrogation Rights..............................................................................9
   Section 1.51.  Subsidiary......................................................................................9
   Section 1.52.  Termination Event...............................................................................9
   Section 1.53.  Total Funded Indebtedness.......................................................................9
Section 2. Guaranty; Agreement To Pay Lender Expenses............................................................10
Section 3. Nature Of Guaranty....................................................................................10
Section 4. Security For The Obligations..........................................................................10
   Section 4.1.   Grant Of Security Interest.....................................................................10
   Section 4.2.   Proceeds And Products..........................................................................11
   Section 4.3.   Priority Of Security Interest..................................................................12
   Section 4.4.   Future Advances................................................................................12
   Section 4.5.   Further Assurances.............................................................................12
   Section 4.6.   Pledge Agreements..............................................................................12
Section 5. Representations And Warranties........................................................................13
   Section 5.1.   Accuracy Of Information........................................................................13
   Section 5.2.   No Litigation..................................................................................13
   Section 5.3.   No Liability Or Adverse Change.................................................................13
   Section 5.4.   Title To Collateral............................................................................13
   Section 5.5.   Authority; Approvals And Consents..............................................................13
      Section 5.5.1.  Authority..................................................................................13
      Section 5.5.2.  Approvals..................................................................................13
      Section 5.5.3.  Consent....................................................................................14
   Section 5.6.   Taxes..........................................................................................14
   Section 5.7.   Compliance With Laws...........................................................................14
   Section 5.8.   Chief Place Of Business And Locations Of Records...............................................14
   Section 5.9.   Location Of Equipment And Fixtures.............................................................14
   Section 5.10.  Location Of Inventory..........................................................................14
   Section 5.11.  Subsidiaries...................................................................................15
   Section 5.12.  Approvals......................................................................................15
   Section 5.13.  Financial Statements...........................................................................15
   Section 5.14.  Employee Benefit Plans.........................................................................15
      Section 5.14.1.  Compliance................................................................................15
      Section 5.14.2.  Absence Of Termination Event..............................................................15
      Section 5.14.3.  Actuarial Value...........................................................................15
      Section 5.14.4.  No Withdrawal Liability...................................................................16
   Section 5.15.  Environmental Conditions.......................................................................16
      Section 5.15.1.  Existence Of Permits......................................................................16
      Section 5.15.2.  Compliance With Permits...................................................................16
      Section 5.15.3.  No Litigation.............................................................................16
      Section 5.15.4.  No Releases...............................................................................16
      Section 5.15.5.  Transportation............................................................................16
      Section 5.15.6.  No Violation Notices......................................................................16
      Section 5.15.7.  No Notice Of Violations...................................................................17
Section 6. Affirmative Covenants.................................................................................17
   Section 6.1.   Payment And Performance........................................................................17
   Section 6.2.   Casualty Insurance.............................................................................17
   Section 6.3.   Liability And Worker's Compensation Insurance..................................................17
   Section 6.4.   Books And Records..............................................................................17
   Section 6.5.   Collection Of Accounts; Sale Of Inventory......................................................18

                                                                                                               Page
                                                                                                               ----


   Section 6.6.   Notice Of Litigation And Proceedings...........................................................18
   Section 6.7.   Payment Of Liabilities To Third Persons........................................................18
   Section 6.8.   Notice Of Change Of Business Location..........................................................18
   Section 6.9.   Payment Of Taxes...............................................................................18
   Section 6.10.  Inspections Of Records.........................................................................19
   Section 6.11.  Reporting Requirements.........................................................................19
      Section 6.11.1.  Monthly Financial Statements..............................................................19
      Section 6.11.2.  Annual Financial Statements...............................................................19
      Section 6.11.3.  Reports To SEC And To Shareholders........................................................20
      Section 6.11.4.  Management Letters........................................................................20
      Section 6.11.5.  Certificates Of No Default................................................................20
      Section 6.11.6.  Reports To Other Creditors................................................................20
      Section 6.11.7.  Management Changes........................................................................21
      Section 6.11.8.  General Information.......................................................................21
   Section 6.12.  Employee Benefit Plans And Guaranteed Pension Plans............................................21
   Section 6.13.  Maintenance Of Assets..........................................................................21
   Section 6.14.  Compliance With Laws...........................................................................21
   Section 6.15.  Environmental Laws.............................................................................22
   Section 6.16.  Consolidated Financial Covenants...............................................................22
      Section 6.16.1.      Minimum Consolidated Net Worth........................................................22
      Section 6.16.2.      Ratio Of Consolidated Liabilities To Consolidated Net Worth...........................23
      Section 6.16.3.      Consolidated Interest Coverage Ratio..................................................23
      Section 6.16.4.      Consolidated Fixed Charge Coverage Ratio..............................................24
Section 7. Negative Covenants....................................................................................24
   Section 7.1.   No Change Of Name, Merger, Etc.................................................................24
   Section 7.2.   No Sale Or Transfer Of Assets..................................................................24
   Section 7.3.   No Encumbrance Of Assets.......................................................................24
   Section 7.4.   No Indebtedness................................................................................25
   Section 7.5.   Restricted Payments............................................................................25
   Section 7.6.   Transactions With Affiliates...................................................................25
   Section 7.7.   Loans And Investments..........................................................................25
   Section 7.8.   No Sale-Leaseback Transactions.................................................................25
   Section 7.9.   No Acquisition Of Third Person.................................................................25
   Section 7.10.  No Alteration Of Structure Or Operations.......................................................25
   Section 7.11.  Long Term Contracts............................................................................26
   Section 7.12.  Changes In Fiscal Year.........................................................................26
   Section 7.13.  Limitation On Issuance Of Equity Interests.....................................................26
Section 8. Acceleration Rights...................................................................................26
Section 9. Lender Need Not Pursue Other Rights...................................................................26
Section 10.       Enforcement Of Liens...........................................................................26
Section 11.       Confession Of Judgment.........................................................................27
Section 12.       Subrogation....................................................................................27
Section 13.       Right of Contribution..........................................................................28
Section 14.       Certain Rights Of Lender.......................................................................28
Section 15.       Waivers By Guarantors..........................................................................29
Section 16.       Unenforceability Of Obligations Of Borrowers...................................................29
Section 17.       No Conditions Precedent........................................................................29
Section 18.       No Duty To Disclose............................................................................29
Section 19.       Enforcement During Bankruptcy..................................................................30
Section 20.       Cumulative Liability...........................................................................30
Section 21.       Obligations Are Unconditional..................................................................30
Section 22.       Defenses Against Borrowers.....................................................................30

                                                                                                               Page
                                                                                                               ----

Section 23.       Remedies Cumulative............................................................................30
Section 24.       Discharge Of Guaranty..........................................................................31
Section 25.       Subordination Of Certain Indebtedness..........................................................31
Section 26.       Exchange Of Information........................................................................31
Section 27.       Choice Of Law..................................................................................31
Section 28.       Consent To Jurisdiction; Agreement As To Venue.................................................31
Section 29.       Invalidity Of Any Part.........................................................................31
Section 30.       Amendment Or Waiver............................................................................32
Section 31.       Notices........................................................................................32
Section 32.       Joint And Several Nature.......................................................................33
Section 33.       Final Agreement................................................................................33
Section 34.       Tense, Gender, Defined Terms, Captions.........................................................33
Section 35.       Seal And Effective Date........................................................................33
Section 36.       Waiver Of Trial By Jury........................................................................33

SCHEDULES TO GUARANTY AGREEMENT

                                                                                                               Page
                                                                                                               ----
Schedule 1.43     Permitted Liens
Schedule 5.2      Pending Litigation
Schedule 5.9      Location of Equipment and Fixtures
Schedule 5.10     Location of Inventory
Schedule 5.13     Financial Disclosures

                                       v

                           SECURED GUARANTY AGREEMENT


         THIS SECURED GUARANTY AGREEMENT "GUARANTY" is made this first day of July, 1999 by IMTEK ACQUISITION CORPORATION, a Maryland corporation "ACQUISITION", IMTEK CAPITAL CORPORATION, a Maryland corporation "CAPITAL", IMTEK FUNDING CORPORATION, a Maryland corporation "FUNDING", IMTEK OFFICE SOLUTIONS, INC., a Delaware corporation "SOLUTIONS", and IMTEK SERVICES CORPORATION "SERVICES", a Maryland corporation, for the benefit of THE PROVIDENT BANK, an Ohio chartered banking institution "LENDER", with respect to various duties and obligations of IMTEK CORPORATION, a Maryland corporation "IMTEK", and BARBERA BUSINESS SYSTEMS, INC., a Maryland corporation
"BARBERA". Hereafter, ACQUISITION, CAPITAL, FUNDING, SOLUTIONS and SERVICES are collectively referred to as the "GUARANTORS"; IMTEK and BARBERA are collectively referred to as the "BORROWERS"; and the GUARANTORS and the BORROWERS are collectively referred to as the "COMPANIES."

                                    RECITALS:

         The BORROWERS have requested that the LENDER provide certain credit facilities. The LENDER has conditioned its agreement to provide the requested credit facilities to the BORROWERS upon the receipt by the LENDER of the unconditional joint and several guaranties of the GUARANTORS of all of the duties and obligations of payment and performance owed from time to time by the BORROWERS to the LENDER in connection with the requested credit facilities.

         Each of the GUARANTORS has a business relationship with each of the BORROWERS and expects to receive substantial economic and other direct and indirect benefits from the proposed credit facilities. The GUARANTORS have each executed and delivered this GUARANTY in order to induce the LENDER to provide the requested credit facilities to the BORROWERS.

         Section 1. DEFINITIONS. As used in this GUARANTY, the terms set forth in this Article 1 have the meanings set forth below, unless the specific context of this GUARANTY clearly requires a different meaning. Terms defined in this
Article 1 or elsewhere in this GUARANTY are in all capital letters throughout this GUARANTY. The singular use of any defined term includes the plural and the plural use includes the singular.

                Section 1.1. ACCOUNTS, CHATTEL PAPER, DOCUMENTS, EQUIPMENT, FIXTURES, GENERAL INTANGIBLES, GOODS, INSTRUMENTS, INVENTORY, AND INVESTMENT PROPERTY. The terms "ACCOUNTS," "CHATTEL PAPER," "DOCUMENTS," "EQUIPMENT," "GENERAL INTANGIBLES," "GOODS," "INSTRUMENTS," "INVENTORY," and "INVESTMENT PROPERTY" shall have the same respective meanings as are given to those terms in the MARYLAND UNIFORM COMMERCIAL CODE-SECURED Transactions, Title 9, COMMERCIAL LAW ARTICLE, ANNOTATED CODE OF MARYLAND, as amended. The term "FIXTURES" shall have the meaning provided by the common law of the state in which the fixtures are physically located.

                Section 1.2. AFFILIATE. The term "AFFILIATE" means any PERSON:
(i) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with any of the COMPANIES, including, without limitation, the officers, managers and directors of each of the COMPANIES; (ii) that directly or beneficially owns, holds or controls ten percent (10%) or more of any equity interests in any of the COMPANIES; or (iii) ten percent (10%) or more of whose equity interests are owned or controlled directly or beneficially or held by any of the COMPANIES. As used herein, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with" shall mean possession, directly or indirectly, of the power to direct the management or policies of a PERSON, whether through ownership of equity interests, by contract or otherwise.

                Section 1.3. BUSINESS DAY. The term "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which commercial banking institutions in the State of Maryland are required to be closed.

                Section 1.4. CAPITAL EXPENDITURES. The term "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures on liabilities for CAPITAL LEASE OBLIGATIONS) by the referenced PERSON during such period that are required by G.A.A.P. to be included in or reflected by the property, plant, equipment or similar capital asset accounts on the consolidated balance sheet of the referenced PERSON.

                Section 1.5. CAPITAL LEASE. The term "CAPITAL LEASE" means a lease with respect to which the lessee's obligations thereunder should, in accordance with G.A.A.P., be capitalized and reflected as a liability on the balance sheet of the lessee.

                Section 1.6. CAPITAL LEASE OBLIGATIONS. The term "CAPITAL LEASE OBLIGATIONS" means any indebtedness incurred as a lessee pursuant to a CAPITAL LEASE.

                Section 1.7. CODE. The term "CODE" means the INTERNAL REVENUE CODE OF 1986, as amended, and all Treasury regulations, revenue rulings, revenue procedures or announcements issued thereunder.

                Section 1.8. COLLATERAL. The term "COLLATERAL" means all of the tangible and intangible assets, property rights, and benefits with respect to which any of the GUARANTORS grants a security interest, pledge or lien to the LENDER as security or otherwise pledges or conveys as collateral security from time to time to the LENDER.

                Section 1.9. CONSOLIDATED CAPITAL EXPENDITURES. The term "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all CAPITAL EXPENDITURES of the COMPANIES and their SUBSIDIARIES.

                Section 1.10. CONSOLIDATED EBITDA. The term "CONSOLIDATED EBITDA" means, with respect to any period, the consolidated EBIDTA of the COMPANIES and their SUBSIDIARIES (after the elimination of intercompany items), as determined in accordance with G.A.A.P. for such period of determination.

                Section 1.11. CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The term "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, with respect to any period, the COMPANIES' (and their SUBSIDIARIES') ratio of: (a) CONSOLIDATED EBITDA for that period MINUS CONSOLIDATED CAPITAL EXPENDITURES for such period of determination that are not financed with the use of borrowed funds or CAPITAL LEASES for such period of determination; to (b) principal payments and prepayments of principal on the CONSOLIDATED TOTAL FUNDED INDEBTEDNESS, paid or scheduled to be paid during such period of determination (except payments of principal made upon non-amortizing INDEBTEDNESS), PLUS CONSOLIDATED INTEREST EXPENSE for such period, PLUS payments under all CAPITAL LEASES paid or scheduled to be paid during such period of determination, plus taxes paid or accrued during the period of determination.

                Section 1.12. CONSOLIDATED INTEREST COVERAGE RATIO. The term "CONSOLIDATED INTEREST COVERAGE RATIO" means the ratio of CONSOLIDATED EBITDA to CONSOLIDATED INTEREST EXPENSE.

                Section 1.13. CONSOLIDATED INTEREST EXPENSE. The term "CONSOLIDATED INTEREST EXPENSE" means, for any period of determination, all INTEREST EXPENSE of the COMPANIES and their SUBSIDIARIES for such period of determination.

                Section 1.14. CONSOLIDATED LIABILITIES. The term "CONSOLIDATED LIABILITIES" means the aggregate amount of the LIABILITIES of the COMPANIES and their SUBSIDIARIES, excluding intercompany items.

                Section 1.15. CONSOLIDATED NET WORTH. The term "CONSOLIDATED NET WORTH" means the consolidated NET WORTH of the COMPANIES and their SUBSIDIARIES, as determined in accordance with G.A.A.P.

                Section 1.16. CONSOLIDATED TOTAL FUNDED INDEBTEDNESS. The term "CONSOLIDATED TOTAL FUNDED INDEBTEDNESS" means the consolidated TOTAL FUNDED INDEBTEDNESS of the COMPANIES and their SUBSIDIARIES as determined in accordance with G.A.A.P.

                Section 1.17. EBITDA. The term "EBITDA" means, with respect to any period of determination, the earnings of the referenced PERSON for such period of determination before interest, taxes, depreciation, and amortization, and without regard to gains or losses arising from asset sales not in the ordinary course of business, all as determined in accordance with G.A.A.P.

                Section 1.18. EMPLOYEE BENEFIT PLAN. The term "EMPLOYEE BENEFIT PLAN" means an "employee benefit plan" as defined in Section 3(3) of ERISA.

                Section 1.19. ENVIRONMENTAL LAWS. The term "ENVIRONMENTAL LAWS" means individually or collectively any local, state or federal LAW, statute, rule, regulation, order, ordinance, common law, permit or license term or condition, or state superlien or environmental clean-up or disclosure statutes pertaining to the environment or to environmental contamination, regulation, management, control, treatment, storage, disposal, containment, removal, clean-up, reporting, or disclosure, including, but not limited to, the COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, as now or hereafter amended (including, but not limited to, the SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT); the RESOURCE CONSERVATION AND RECOVERY ACT, as now or hereafter amended (including, but not limited to, the

HAZARDOUS AND SOLID WASTE AMENDMENTS OF 1984); the TOXIC SUBSTANCES CONTROL ACT, as now or hereafter amended; the CLEAN WATER ACT, as now or hereafter amended; the SAFE DRINKING WATER ACT, as now or hereafter amended; or the CLEAN AIR ACT, as now or hereafter amended.

                Section 1.20. EPA PERMIT. The term "EPA PERMIT" has the meaning given that term in Section 5.15.1 of this GUARANTY.

                Section 1.21. ERISA. The term "ERISA" means the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 and regulations issued thereunder, as amended from time to time and any successor statute.

                Section 1.22. ERISA AFFILIATE. The term "ERISA AFFILIATE" means, in relation to any referenced PERSON, any trade or business (whether or not incorporated) which is a member of a group of which that PERSON is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the CODE.

                Section 1.23. ERISA LIABILITIES. The term "ERISA LIABILITIES" means the aggregate of all unfunded vested benefits under any employee pension benefit plan, within the meaning of Section 3(2) of ERISA, of any of the COMPANIES or any ERISA AFFILIATE of any of the COMPANIES under any plan covered by ERISA that is not a MULTIEMPLOYER PLAN and all potential withdrawal liabilities of any of the COMPANIES or any ERISA AFFILIATE under all MULTIEMPLOYER PLANS.

                Section 1.24. EVENTS OF DEFAULT. The term "EVENTS OF DEFAULT" means collectively: (a) any of the events which constitute an "EVENT OF DEFAULT" in the LOAN AGREEMENT, after the expiration of any applicable notice or cure periods; (b) any failure of the representations and warranties set forth in this GUARANTY to be true and accurate in all material respects; (c) any failure of the GUARANTORS to pay any of the OBLIGATIONS within two (2) calendar days after notice thereof (which notice period shall be deemed to run concurrently and not consecutively with any notice or cure periods applicable to non-payment set forth in the LOAN AGREEMENT); (d) the institution of any INSOLVENCY PROCEEDINGS by or against any of the COMPANIES and the failure of any involuntary INSOLVENCY PROCEEDINGS to be dismissed within ninety (90) days of filing; (e) the breach by the GUARANTORS of any of the negative covenants set forth in Section 7 of this GUARANTY; or (f) the breach by the GUARANTORS of any affirmative covenants (other than the covenant to pay the OBLIGATIONS) set forth in Section 6 of this GUARANTY after the expiration of five (5) calendar days of notice thereof (which period shall be deemed to run concurrently and not consecutively with any notice period applicable to similar events set forth in the LOAN AGREEMENT).

                Section 1.25. FACILITIES. The term "FACILITIES" means all real property and the improvements thereon used, occupied or leased by any of the COMPANIES or otherwise used at any time by any of the COMPANIES in the operation of their respective businesses or for the manufacture, storage, or location of any of the COLLATERAL.

                Section 1.26. FINOVA. The term "FINOVA" means FINOVA Mezzanine Capital Inc., f/k/a/ Sirrom Capital Corporation, a Tennessee corporation.

                Section 1.27. FISCAL YEAR. The term "FISCAL YEAR" means with respect to each of the COMPANIES, the twelve (12) month accounting period of each of the COMPANIES commencing July 1 of each year and ending on June 30 of the next calendar year.

                Section 1.28. G.A.A.P. The term "G.A.A.P." means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated.

                Section 1.29. GUARANTEED PENSION PLAN. The term "GUARANTEED PENSION PLAN" means any pension plan maintained by any of the COMPANIES or an ERISA AFFILIATE of any of the COMPANIES, or to which any of the COMPANIES or an ERISA AFFILIATE contributes, some or all of the benefits under which are guaranteed by the United States Pension Benefit Guaranty Corporation.

                Section 1.30. GUARANTY INDEBTEDNESS. The term "GUARANTY INDEBTEDNESS" means any obligation, contingent or otherwise, of a referenced PERSON directly or indirectly guaranteeing any debt or obligation of any other PERSON and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such PERSON: (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such debt or obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, other than agreements to purchase goods at an arm's length price in the ordinary course of business); or (ii) entered into for the purpose of assuring in any other manner the holder of such debt or obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), PROVIDED that the term GUARANTY INDEBTEDNESS shall not include endorsements for collection or deposit in the ordinary course of business.

                Section 1.31. INDEBTEDNESS. The term "INDEBTEDNESS" means, as to any referenced PERSON (determined without duplication): (a) indebtedness of such PERSON for borrowed money (whether by loan or the issuance and sale of debt securities), or for the deferred purchase or acquisition price of property or services (other than accounts payable incurred in the ordinary course of business); (b) obligations of such PERSON in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such PERSON (whether or not such obligations are contingent);
(c) CAPITAL LEASE OBLIGATIONS of such PERSON; (d) obligations of such PERSON to redeem or otherwise retire equity interests in such PERSON; (e) indebtedness of others of the type described in clause (a), (b), (c) or (d) above secured by a lien on any of the property of such PERSON, whether or not the respective obligation so secured has been assumed by such PERSON; and (f) GUARANTY INDEBTEDNESS.

                Section 1.32. INSOLVENCY PROCEEDINGS. The term "INSOLVENCY PROCEEDINGS" means, with respect to any referenced PERSON, any case or proceeding commenced by or against such PERSON, under any provision of the UNITED STATES BANKRUPTCY CODE, as amended, or under any other bankruptcy or insolvency LAW, or any assignments for the benefit of creditors, formal or informal moratoriums, receiverships, compositions or extensions with some or all creditors with respect to any indebtedness of such PERSON.

                Section 1.33. INTEREST EXPENSE. The term "INTEREST EXPENSE" means for any period of determination, all interest paid or accrued by the referenced PERSON on any INDEBTEDNESS during such period.

                Section 1.34. LAWS. The term "LAWS" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

                Section 1.35. LENDER EXPENSES. The term "LENDER EXPENSES" means all out-of-pocket expenses or costs incurred by the LENDER arising out of, pertaining to, or in any way connected with this GUARANTY, the LOAN, any of the other LOAN DOCUMENTS or the OBLIGATIONS, or any documents executed in connection herewith or transactions hereunder. The term "LENDER EXPENSES" shall include, without limitation: (a) all costs or expenses required to be paid by the GUARANTORS pursuant to this GUARANTY or any of the LOAN DOCUMENT; (b) taxes and insurance premiums of every nature and kind advanced or otherwise paid by the LENDER in connection with the COLLATERAL or on behalf of the GUARANTORS; (c) filing, recording, title insurance, environmental and consulting fees, audit fees, search fees and other expenses paid or incurred by the LENDER in connection with the LENDER'S transactions with the COMPANIES; (d) costs and expenses of litigation incurred by the LENDER, or any participant of the LENDER, in enforcing or defending the LOAN, this GUARANTY or any portion hereof or in collecting any of the OBLIGATIONS, or in enforcing any of the LOAN DOCUMENTS, or in defending any claims brought against the LENDER by any PERSON, including without limitation any of the COMPANIES, which arise out of or relate to this GUARANTY, the LOAN, the LOAN DOCUMENTS, or any conduct of the LENDER with respect thereto; (e) attorneys' fees and expenses incurred by the LENDER in obtaining advice or the services of its attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this GUARANTY or any other LOAN DOCUMENT, or any portion thereof or any agreement or matter related thereto, whether or not litigation is instituted; and (f) travel expenses related to any of the foregoing.

                Section 1.36. LIABILITIES. The term "LIABILITIES" means, as to any referenced PERSON, liabilities of such PERSON which are or should be reflected on a balance sheet of such PERSON prepared in accordance with G.A.A.P. and shall include all INDEBTEDNESS.

                Section 1.37. LOAN AGREEMENT. The term "LOAN AGREEMENT" means the Loan And Security Agreement of even date herewith by and between the LENDER and the BORROWERS, as amended, modified, or restated from time to time.

                Section 1.38. LOAN DOCUMENTS. The term "LOAN DOCUMENTS" means the LOAN AGREEMENT, and all agreements, instruments, documents and writings included in the definition of "LOAN DOCUMENTS" set forth in the LOAN AGREEMENT.

                Section 1.39. LOAN. The term "LOAN" means the revolving credit facility extended by the LENDER to the BORROWERS in accordance with the terms of the LOAN DOCUMENTS, as modified, extended or refinanced from time to time.

                Section 1.40. MATERIAL ADVERSE EVENT. The term "MATERIAL ADVERSE EVENT" means the occurrence of any event, condition, or omission which the LENDER in the good faith exercise of the LENDER'S discretion determines could reasonably be expected to have a material adverse effect upon: (a) the condition (financial or otherwise), results of operations, properties, assets, liabilities (including, without limitation, tax liabilities, liabilities under ENVIRONMENTAL LAWS, and ERISA LIABILITIES), business, operations, capitalization, equity, licenses, franchises or prospects of any of the COMPANIES; (b) the ability of any of the COMPANIES to pay or perform any obligations or duties owed to the LENDER when and as required by the terms of this GUARANTY or any of the LOAN DOCUMENTS; (c) the rights and remedies of the LENDER under the LOAN DOCUMENTS; or (d) the value, condition, use, or availability of the COLLATERAL or any collateral securing the LOAN or upon any of the LENDER'S liens and security interests securing the repayment and performance of the LOAN or the OBLIGATIONS, or any of the LENDER'S liens and security interests securing any other duties of payment and performance which are owed from time to time by any of the COMPANIES to the LENDER.

                Section 1.41. NET WORTH. The term "NET WORTH" means the shareholders' equity, as determined in accordance with G.A.A.P., of the referenced corporate entity.

                Section 1.42. OBLIGATIONS. The term "OBLIGATIONS" means the obligations and duties of payment, performance, indemnification, reimbursement, and suretyship which the GUARANTORS have undertaken and assumed in accordance with the terms of this GUARANTY or any terms of any of the other LOAN DOCUMENTS.

                Section 1.43. PERMITTED LIENS. The term "PERMITTED LIENS" means:
(i) liens for taxes, assessments, or similar charges incurred in the ordinary course of business that are not yet due and payable; (a) liens in favor of the LENDER; (b) liens securing SUBORDINATED DEBT if such liens are subordinated to the liens securing the LENDER in accordance with agreements and terms acceptable to the LENDER; (c) any existing liens specifically described on Schedule 1.43 hereof; (d) any lien on specifically allocated money or securities to secure payments under workmen's compensation, unemployment insurance, social security and other similar LAWS, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (e) purchase money security interests for the acquisition of equipment to be used in the ordinary course of the OBLIGORS' businesses in an aggregate amount outstanding not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00), and provided that such liens extend only to the equipment being financed and not to any of the other assets of any of the OBLIGORS; and (f) subsequently arising liens which are expressly approved in advance of the creation of any such liens by the LENDER in writing.

                Section 1.44. PERSON. The term "PERSON" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court, government or political subdivision or agency thereof, or other legal entity.

                Section 1.45. RECORDS. The term "RECORDS" means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

                Section 1.46. REGULATED SUBSTANCE. The term "REGULATED SUBSTANCE" means any substance which, pursuant to any ENVIRONMENTAL LAW, is identified as a hazardous substance (or other term having similar import) or is otherwise subject to special requirements in connection with the use, storage, transportation, disposition or other handling thereof.

                Section 1.47. RELEASE. The term "RELEASE" means a "release" as defined in Section 101(22) of the COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, as now or hereafter amended.

                Section 1.48. RESTRICTED PAYMENT. The term "RESTRICTED PAYMENT" means: (a) any dividend or other distribution, direct or indirect, on account of any equity interest in any of the GUARANTORS now or hereafter outstanding, except a dividend or distribution payable solely in the same class or type of equity interest to the holders of that class or type; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, by any of the GUARANTORS of any equity interest in any of the GUARANTORS now or hereafter outstanding; (c) any payment made by any of the GUARANTORS to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests in any of the GUARANTORS now or hereafter outstanding; or (d) any payment by any of the GUARANTORS of any management, consulting or similar fees.

                Section 1.49. SUBORDINATED DEBT. The term "SUBORDINATED DEBT" means the INDEBTEDNESS of any the GUARANTORS to any PERSON which is expressly subordinated to the repayment and enforcement of the OBLIGATIONS pursuant to a written agreement acceptable to the LENDER, including without limitation the INDEBTEDNESS owed by the GUARANTORS to SIRROM which is subordinated to the repayment and performance of the OBLIGATIONS in accordance with the Subordination And Intercreditor Agreement between the LENDER and SIRROM.

                Section 1.50. SUBROGATION RIGHTS. The term "SUBROGATION RIGHTS" means any and all rights of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy acquired as a result of the payment, performance or enforcement by a GUARANTOR of any of the OBLIGATIONS, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.

                Section 1.51. SUBSIDIARY. The term "SUBSIDIARY" means, with respect to any PERSON, any other PERSON of which securities or other ownership interests representing an aggregate of fifty percent (50%) of more of the equity or the ordinary voting power are, at the time as of which any determination is being made, owned or controlled directly, or indirectly through one or more intermediaries, by such PERSON.

                Section 1.52. TERMINATION EVENT. The term "TERMINATION EVENT" means: (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, but not including any such event for which the 30-day notice requirement has been waived by applicable regulation; (b) the withdrawal of any of the COMPANIES or an ERISA AFFILIATE of any of the COMPANIES from a GUARANTEED PENSION PLAN during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (c) the filing of a notice of intent to terminate a GUARANTEED PENSION PLAN or the treatment of a GUARANTEED PENSION PLAN amendment as a termination under Section 4041 of ERISA;
(d) the institution of proceedings to terminate a GUARANTEED PENSION PLAN by the Pension Benefit Guaranty Corporation; (e) the withdrawal or partial withdrawal of any of the COMPANIES or an ERISA AFFILIATE of any of the COMPANIES from a MULTIEMPLOYER PLAN; or (f) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any GUARANTEED PENSION PLAN.

                Section 1.53. TOTAL FUNDED INDEBTEDNESS. The term "TOTAL FUNDED INDEBTEDNESS" means: (a) the sum of all INDEBTEDNESS for borrowed money; PLUS
(b) all CAPITAL LEASE OBLIGATIONS, but excluding trade indebtedness arising in the ordinary course of business and other normal accruals incurred in the ordinary course of business, all as determined in accordance with G.A.A.P.

         Section 20 GUARANTY; AGREEMENT TO PAY LENDER EXPENSES. The GUARANTORS, jointly and severally, irrevocably and unconditionally, guarantee to the LENDER:
(a) the absolute payment of any and all sums now or hereafter due and owing to the LENDER by either or both of the BORROWERS as a result of or in connection with any and all existing or future INDEBTEDNESS, liability, or obligation of every kind, nature, type, and variety owed by either or both of the BORROWERS from time to time to the LENDER, including but not limited to all obligations arising out of or related to the LOAN or the "OBLIGATIONS," as such terms is defined in the LOAN AGREEMENT, or any other credit accommodation, loan, letter of credit, guaranty, transaction, overdraft, or other event, or occurrence, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, unconditional or conditional, known or unknown, liquidated or unliquidated, contractual or tortious, including all renewals, refinancings, extensions, substitutions, amendments, and modifications thereof, no matter when or how created, arising, evidenced, or acquired, and whether or not presently contemplated or anticipated, including, but not limited to, all amounts of principal, interest, penalties, reimbursements, advancements, escrows, and fees;
(b) that all sums now or hereafter due and owing by either or both of the BORROWERS to the LENDER shall be paid when and as due, whether by reason of installment, maturity, acceleration or otherwise, time being of the essence; and
(c) the timely, complete, continuous, and strict performance and observance by the BORROWERS of all of the obligations, terms, covenants, agreements and conditions required or set forth in any of the LOAN DOCUMENTS. The GUARANTORS, jointly and severally, agree to pay and reimburse to the LENDER all of the LENDER EXPENSES upon the demand by the LENDER of payment thereof.

         Section 30 NATURE OF GUARANTY. This GUARANTY is irrevocable, absolute and unconditional, direct, immediate, and primary, and a guaranty of payment and not just a guaranty of collection.

         Section 4. SECURITY FOR THE OBLIGATIONS. The payment and satisfaction of the OBLIGATIONS shall be secured by the following-described security interests, liens, and pledges:

                Section 4.1. GRANT OF SECURITY INTEREST. To secure the repayment and performance of the OBLIGATIONS, each of the GUARANTORS hereby assigns to the LENDER all of its right, title, and interest in and to, and grants to the LENDER a continuing security interest in and to, all of its tangible and intangible assets, wherever located, whether now owned or hereafter acquired by it, together with all substitutions therefor, and all replacements and renewals thereof, and all accessions, additions, replacement parts, manuals, warranties and packaging relating thereto, including but not limited to the following tangible and intangible assets and property rights:



                i          ACCOUNTS;
                ii         CHATTEL PAPER;
                iii        DOCUMENTS;
                iv         EQUIPMENT;
                v          FIXTURES;
                vi         GENERAL INTANGIBLES;
                vii        GOODS;
                viii       INSTRUMENTS;
                ix         INVENTORY;
                x          Leasehold improvements;
                xi         INVESTMENT PROPERTY;
                xii        RECEIVABLES;
                xiii       Rights to returned, rejected, or repossessed
                           INVENTORY and rights of reclamation and stoppage in
                           transit with respect to INVENTORY;
                xiv        All monies, bank accounts, and deposits with any financial institution;
                xv         All letter of credit rights;
                xvi        All contracts with account debtors, deposit accounts,
                           franchises, licenses, permits, tax refunds, leases,
                           rights of indemnification, warranty rights, patents,
                           patent applications, trademarks, service marks,
                           trade names, copyrights, rights to sue for violations
                           or infringements of intellectual property rights,
                           tort claims, insurance claims, and judgments;

                xvii All rights as a secured party with respect to collateral security now or hereafter securing any of the obligations of third parties to it, together with all agreements and instruments evidencing or creating any such security; and


                xviii      All RECORDS relating to or pertaining to any of the above
                           listed COLLATERAL.

         In addition to the kinds and types of property described above, each of the GUARANTORS hereby assigns, transfers and sets over to the LENDER all of its right, title and interest in and to, and grants to the LENDER a continuing security interest in and to, all amounts that may be owing at any time and from time to time by the LENDER to it in any capacity, including but not limited to any balance or share belonging to it of any deposit or other account with the LENDER, which security interest shall be independent of and in addition to any right of set-off which the LENDER may have. The LENDER shall have the right to require the GUARANTORS to pledge and grant a security interest therein into such additional security as the LENDER shall require from time to time in the event that it deems itself to be insecure. The LENDER acknowledges that the GUARANTORS shall not be required to grant security interests in, or pledge or hypothecate, any funds which the GUARANTORS hold as trustees or in any other fiduciary capacity for other PERSONS which are not AFFILIATES of the GUARANTORS .

                Section 4.2. PROCEEDS AND PRODUCTS. The LENDER'S security interests provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the COLLATERAL.

                Section 4.3. PRIORITY OF SECURITY INTEREST. Each of the security interests granted by the GUARANTORS to the LENDER pursuant to this GUARANTY or in any other LOAN DOCUMENT shall be a perfected first priority security interest in the COLLATERAL, except as expressly agreed in advance to the contrary by the LENDER in writing.

                Section 4.4. FUTURE ADVANCES. The security interests granted by the GUARANTORS to the LENDER hereunder shall secure all current and all future advances made by the LENDER to the BORROWERS or to the GUARANTORS, or for the account or benefit of the BORROWERS or the GUARANTORS, and the LENDER may advance or readvance upon repayment by the BORROWERS or the GUARANTORS all or any portion of the sums loaned to the BORROWERS or the GUARANTORS and any such advance or readvance shall be fully secured by the security interests created herein.

                Section 4.5. FURTHER ASSURANCES. The GUARANTORS will, at their expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the LENDER may request from time to time in order: (a) to perfect and protect the security interests purported to be created hereby; (b) to enable the LENDER to exercise and enforce its rights and remedies under this GUARANTY the LOAN DOCUMENTS in respect of the COLLATERAL; or (c) otherwise to effect the purposes of this GUARANTY, including, without limitation: (i) upon the acquisition thereof by any of the GUARANTORS delivering to the LENDER each item of CHATTEL PAPER of the GUARANTORS, (ii) if any RECEIVABLES shall be evidenced by a promissory note or other INSTRUMENT, delivering and pledging to the LENDER such note or INSTRUMENT duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the LENDER, (iii) executing and filing such financing statements or amendments thereto as may be necessary or desirable or that the LENDER may request in order to perfect and preserve the security interests purported to be created hereby, (iv) upon the acquisition after the date hereof by any of the GUARANTORS of any EQUIPMENT covered by a certificate of title or ownership, cause the LENDER to be listed as the lienholder on such certificate of title and within sixty (60) days of the acquisition thereof deliver evidence of the same to the LENDER, and (v) upon the acquisition after the date hereof of any asset for which an assignment, pledge, mortgage, or other document is required to be filed in order to grant or perfect a lien therein for the benefit of the LENDER, execute and deliver to the LENDER such assignment, pledge, mortgage, or other INSTRUMENT within thirty (30) days of the acquisition thereof. If any of the GUARANTORS fails to execute any instrument or document described above within five (5) BUSINESS DAYS of being requested to do so by the LENDER, each of the GUARANTORS hereby appoints the LENDER or any officer of the LENDER as its attorney in fact for purposes of executing such instruments or documents in its name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable.

                Section 4.6. PLEDGE AGREEMENTS. In order to further secure the repayment and performance of the OBLIGATIONS: (a) SOLUTIONS shall pledge to the LENDER one hundred percent (100%) of the issued and outstanding stock of SERVICES, IMTEK, and ACQUISITION; (b) SERVICES shall pledge to the LENDER one hundred percent (100%) of the issued and outstanding stock of FUNDING and one hundred percent (100%) of the issued and outstanding stock of CAPITAL; and (c) ACQUISITION shall pledge to the LENDER all of the issued and outstanding stock owned by ACQUISITION in BARBERA. Such pledges shall be in accordance with Stock Pledge Agreements in form and substance satisfactory to the LENDER. The pledges and security interests of the LENDER in the subject pledged stock shall be in a first priority lien position.

         Section 5. REPRESENTATIONS AND WARRANTIES. To induce the LENDER to extend the LOAN to the BORROWERS, each of the GUARANTORS makes the representations and warranties set forth below to the LENDER. Each of the GUARANTORS acknowledges the justifiable right of the LENDER (and of its assigns and successors) to rely upon the GUARANTORS' representations and warranties.

                Section 5.1. ACCURACY OF INFORMATION. All information, documents, reports, statements, financial statements, and data submitted by or on behalf of the COMPANIES in connection with the LOAN, this GUARANTY, or any of the transactions described in the LOAN DOCUMENTS, are true, accurate, and complete in all material respects as of the date made and contain no knowingly false, incomplete or misleading statements.

                Section 5.2. NO LITIGATION. There are no actions, suits, investigations, or proceedings pending or, to the knowledge of the GUARANTORS, threatened against any of the COMPANIES or the assets of any of the COMPANIES, except as specifically disclosed on Schedule 5.2 attached hereto.

                Section 5.3. NO LIABILITY OR ADVERSE CHANGE. The COMPANIES do not have any direct or contingent liability or INDEBTEDNESS known to the GUARANTORS and not previously disclosed to the LENDER, nor do the GUARANTORS know of or expect any materially adverse change in the assets, LIABILITIES, properties, business, or condition, financial or otherwise, of any of the COMPANIES.

                Section 5.4. TITLE TO COLLATERAL. Each of the GUARANTORS has good and marketable title to all of the COLLATERAL pledged by it to the LENDER.

                Section 5.5.  AUTHORITY; APPROVALS AND CONSENTS.

                Section 5.5.1. AUTHORITY. Each of the GUARANTORS has authority to enter into this GUARANTY and each of the other LOAN DOCUMENTS to be executed by it, and to perform, observe and comply with all of its agreements and obligations under each of such documents.

                Section 5.5.2. APPROVALS. The execution and delivery by the GUARANTORS of this GUARANTY, and the performance by the GUARANTORS of all of their respective agreements and obligations under this GUARANTY, have been duly authorized by all necessary action on the part of the GUARANTORS and do not and will not (a) contravene any provision of the GUARANTORS' organizational documents; (b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien upon any of the properties of any of the GUARANTORS under any agreement, trust deed, indenture, mortgage or other instrument to which any of the GUARANTORS is a party or by which any of the GUARANTORS or any property of any of the GUARANTORS is bound or affected; or (c) require any waivers, consents or approvals by any of the creditors or trustees for creditors of any of the GUARANTORS, or to the extent required, have been duly obtained.

                Section 5.5.3. CONSENT. Other than filings and recordings required to perfect the security interests and liens granted hereunder, no approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency is required, under any provision of any applicable LAW for the execution and delivery by any of the GUARANTORS of this GUARANTY.

                Section 5.6. TAXES. Each of the COMPANIES: (i) has filed all federal, state and local tax returns and other reports which it is required by LAW to file prior to the date hereof and which are material to the conduct of is business; (ii) has paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable prior to the date hereof; and
(iii) has made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable. The GUARANTORS have no knowledge of any deficiency or additional assessment in connection with any taxes, assessments or charges not provided for on the COMPANIES' books of account or reflected in the COMPANIES' financial statements.

                Section 5.7. COMPLIANCE WITH LAWS. Each of the COMPANIES has complied in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (i) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (ii) the conduct of its business; and (iii) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business.

                Section 5.8. CHIEF PLACE OF BUSINESS AND LOCATIONS OF RECORDS. The chief executive office and chief place of business of each of the GUARANTORS is 8003 Corporate Drive, Suite C, Baltimore, Maryland 21236, and the places where the GUARANTORS keep the RECORDS concerning the COLLATERAL are 8003 Corporate Drive, Suite C, Baltimore, Maryland 21236 and 707 E. Main Street, Suite 1450, Richmond, Virginia 23219.

                Section 5.9. LOCATION OF EQUIPMENT AND FIXTURES. The GUARANTORS own no EQUIPMENT or FIXTURES which are COLLATERAL and which are located at a location other than the locations set forth on Schedule 5.9 attached hereto.

                Section 5.10. LOCATION OF INVENTORY. The INVENTORY of each of the GUARANTORS is and shall be kept solely at the locations set forth on
Schedule 5.10 attached hereto, and shall not be moved, sold or otherwise disposed of without prior notification to the LENDER, except for sales or leases of INVENTORY to account debtors in the ordinary course of the GUARANTORS' businesses. None of the INVENTORY is stored with or in the possession of any bailee, warehouseman, or other similar PERSON, except as specifically disclosed on Schedule 5.10 attached hereto, or to the extent that INVENTORY is being leased in the ordinary course of business of the GUARANTORS.

                Section 5.11. SUBSIDIARIES. As of the date hereof, the only SUBSIDIARIES of SOLUTIONS are IMTEK, SERVICES, and ACQUISITION. The only SUBSIDIARY of SERVICES is FUNDING. The only SUBSIDIARY of FUNDING is CAPITAL. The only SUBSIDIARY of ACQUISITION is BARBERA. IMTEK does not have any SUBSIDIARIES.

                Section 5.12. APPROVALS. Each of the GUARANTORS possesses all franchises, approvals, licenses, contracts, merchandising agreements, merchandising contracts and governmental approvals, registrations and exemptions necessary for it lawfully to conduct its business and operation as presently conducted and as anticipated to be conducted.

                Section 5.13. FINANCIAL STATEMENTS. The financial statements of the COMPANIES which have been delivered to the LENDER prior to the date of this GUARANTY, fairly present the consolidated and consolidating financial conditions of the COMPANIES as of the respective dates thereof and the results and operations of the COMPANIES for the fiscal periods ended on such respective dates, all in accordance with G.A.A.P. The COMPANIES have no direct or contingent liability or obligation known to the COMPANIES and not disclosed on the financial statements delivered to the LENDER or disclosed on Schedule 5.13 hereto. There have been no materially adverse changes in the financial conditions of any of the COMPANIES since the date of the most recent financial statements of the COMPANIES which have been delivered to the LENDER, and the GUARANTORS do not know of or expect any materially adverse change in the assets, liabilities, properties, business, or condition, financial or otherwise, of any of the COMPANIES.

                Section 5.14.   EMPLOYEE BENEFIT PLANS.

                           Section  5.14.1.  COMPLIANCE.  Each of the  COMPANIES
and its ERISA AFFILIATES are in compliance in all material respects with all applicable provisions of ERISA and the regulations thereunder and of the CODE with respect to all EMPLOYEE BENEFIT PLANS.

                           Section  5.14.2.  ABSENCE OF TERMINATION  EVENT.  No
TERMINATION EVENT has occurred or is reasonably expected to occur with respect to any GUARANTEED PENSION PLAN.

                           Section  5.14.3.  ACTUARIAL VALUE.  The actuarial
present value (as defined in Section 4001 of ERISA) of all benefit commitments (as defined in Section 4001 of ERISA) under each GUARANTEED PENSION PLAN does not exceed the assets of that plan.

                           Section  5.14.4.  NO WITHDRAWAL LIABILITY.  No
COMPANY nor any of its ERISA AFFILIATES has incurred or reasonably expects to incur any withdrawal liability under ERISA in connection with any MULTIEMPLOYER PLANS.

                Section 5.15. ENVIRONMENTAL CONDITIONS.

                           Section  5.15.1.  EXISTENCE OF PERMITS.  The
COMPANIES have obtained all necessary permits, licenses, variances, clearances and all other necessary approvals (collectively, the "EPA PERMITS") for use of the FACILITIES and the operation and conduct of their respective businesses from all applicable federal, state, and local governmental authorities, utility companies or development-related entities including, but not limited to, any and all appropriate Federal or State environmental protection agencies and other county or city departments, public water works and public utilities in regard to the use of the FACILITIES, the operation and conduct of their respective businesses, and the handling, transporting, treating, storage, disposal, discharge, or RELEASE of REGULATED SUBSTANCES, if any, into, on or from the environment (including, but not limited to, any air, water, or soil).

                           Section  5.15.2.  COMPLIANCE WITH PERMITS.  Each
issued EPA PERMIT is in full force and effect, has not expired or been suspended, denied or revoked, and is not under challenge by any PERSON. Each of the COMPANIES is in compliance in all material aspects with each issued EPA PERMIT.

                           Section  5.15.3.  NO  LITIGATION.  Neither the
COMPANIES nor any of the FACILITIES are subject to any private or governmental litigation, or to the GUARANTORS' knowledge, threatened litigation, lien or judicial or administrative notice, order or action involving the COMPANIES or any of the FACILITIES relating to REGULATED SUBSTANCES or environmental problems, impairments or liabilities.

                           Section  5.15.4.  NO  RELEASES.  There has been no
RELEASE into, on or from any of the FACILITIES and no REGULATED SUBSTANCES are located on or have been treated, stored, processed, disposed of, handled or transported to or from, any of the FACILITIES in violation of any ENVIRONMENTAL LAWS. To the GUARANTORS' knowledge, no REGULATED SUBSTANCES have been treated, stored, disposed, RELEASED, located, discharged, possessed, managed, processed, or otherwise handled in the operation or conduct of the COMPANIES' businesses in violation of any ENVIRONMENTAL LAWS. The COMPANIES have complied in all material respects with all ENVIRONMENTAL LAWS affecting the FACILITIES and the COMPANIES' businesses.

                           Section  5.15.5.  TRANSPORTATION.  The COMPANIES
do not transport any REGULATED SUBSTANCES except in the ordinary course of business in compliance with all ENVIRONMENTAL LAWS.

                           Section  5.15.6.  NO VIOLATION NOTICES.  The
COMPANIES have not received any notices that any REGULATED SUBSTANCES transported from any FACILITY have been disposed of in violation of any ENVIRONMENTAL LAWS.

                           Section  5.15.7.  NO NOTICE OF VIOLATIONS.  The
COMPANIES have not received written notice of any circumstances which would result in any obligation under any ENVIRONMENTAL LAW to investigate or remediate any REGULATED SUBSTANCES in, on or under any of the FACILITIES.

         Section 6. AFFIRMATIVE COVENANTS. Each of the GUARANTORS covenants during the term of this GUARANTY and while any OBLIGATIONS are outstanding and unpaid to do and perform each of the following acts and promises:

                Section 6.1. PAYMENT AND PERFORMANCE. The GUARANTORS shall pay and perform all OBLIGATIONS when and as due, without any abatement, set-off or compromise.

                Section 6.2. CASUALTY INSURANCE. Each of the GUARANTORS shall maintain for all of its respective assets and properties, whether real, personal, or mixed and including but not limited to the COLLATERAL, fire and extended coverage casualty insurance in amounts satisfactory to the LENDER and sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of the assets and properties insured unless the LENDER in writing agrees to a lesser amount), naming the LENDER as sole loss payee with respect to the COLLATERAL, with an insurance company and upon policy forms containing standard mortgagee clauses which are acceptable to and approved by the LENDER. The GUARANTORS shall submit to the LENDER the originals of the casualty insurance policies and paid receipts evidencing payment of the premiums due on the same. The casualty insurance policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior notice of cancellation is provided to the LENDER. The proceeds of any insured loss shall be applied by the LENDER to the OBLIGATIONS, in such order of application as determined by the LENDER, unless the LENDER in its sole discretion permits the use thereof to repair or replace damaged or destroyed COLLATERAL.

                Section 6.3. LIABILITY AND WORKER'S COMPENSATION INSURANCE. Each of the GUARANTORS shall maintain public liability and property damage insurance in such amounts, with insurance companies, and upon policy forms acceptable to and approved by the LENDER. In addition, each of the GUARANTORS shall maintain worker's compensation insurance in such amounts, with insurance companies, and upon policy forms acceptable to and approved by the LENDER. Each of the GUARANTORS, on request, shall submit to the LENDER copies of the liability and worker's compensation insurance policies and receipts evidencing the payment of premiums due thereon or, alternatively, certificates from the insurance companies certifying to the existence of the policies, summarizing the terms of the policies, and indicating the payment of premiums due thereon.

                Section 6.4. BOOKS AND RECORDS. Each of the GUARANTORS at all times hereafter shall maintain a system of accounting in accordance with G.A.A.P. Each of the GUARANTORS shall notify the LENDER in writing if it modifies or changes its method of accounting or enters into, modifies, or terminates any agreement presently existing, or at any time hereafter entered into with any third party accounting firm for the preparation and/or storage of its accounting records; PROVIDED, that such accounting firm agrees to provide to the LENDER information regarding the COLLATERAL and such GUARANTOR'S financial condition.

                Section 6.5. COLLECTION OF ACCOUNTS; SALE OF INVENTORY. The GUARANTORS shall collect their RECEIVABLES and sell and lease their INVENTORY only in the ordinary course of business, unless written permission to the contrary is obtained from the LENDER.

                Section 6.6. NOTICE OF LITIGATION AND PROCEEDINGS. The GUARANTORS shall give immediate notice to the LENDER of any action, suit, citation, violation, direction, notice or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any of the GUARANTORS or any SUBSIDIARY of a GUARANTOR, or the assets or properties thereof, which, if determined adversely:
(i) could require a GUARANTOR or a SUBSIDIARY of a GUARANTOR to pay over more than Twenty-Five Thousand Dollars ($25,000.00) or deliver assets the value of which exceeds that sum (whether or not the claim is considered to be covered by insurance); or (ii) could reasonably be expected to cause a MATERIAL ADVERSE EVENT.

                Section 6.7. PAYMENT OF LIABILITIES TO THIRD PERSONS. Each of the GUARANTORS shall pay when and as due, or within applicable grace periods, all LIABILITIES owed by it to third PERSONS, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor being set aside by it.

                Section 6.8. NOTICE OF CHANGE OF BUSINESS LOCATION. The GUARANTORS shall notify the LENDER thirty (30) days in advance of: (i) any change in the location of existing offices or places of business; (ii) the establishment of any new, or the discontinuation of any existing, places of business; and (iii) any change in or addition to the locations at which the COLLATERAL is kept. In the event any COLLATERAL is to be moved to a location which is not owned by any of the GUARANTORS, then prior to moving any COLLATERAL to such location the GUARANTORS shall obtain and deliver to the LENDER an agreement, in form and substance acceptable to the LENDER, pursuant to which the owner of such location shall: i) subordinate any rights which it may have, or thereafter may obtain, in any of the COLLATERAL to the rights and security interests of the LENDER in the COLLATERAL; and ii) allow the LENDER access to the COLLATERAL in order to remove the COLLATERAL from such location. In the event any COLLATERAL is stored with a warehousemen or other bailee, and the COLLATERAL is evidenced by a negotiable document of title, the GUARANTORS shall immediately deliver the document of title to the LENDER.

                Section 6.9. PAYMENT OF TAXES. Each of the GUARANTORS shall pay or cause to be paid when and as due all taxes, assessments and charges or levies imposed upon it or on any of its property or which it is required to withhold and pay over to the taxing authority or which it must pay on its income, except where contested in good faith, by appropriate proceedings and at its own cost and expense; provided, however, that a GUARANTOR shall not be deemed to be contesting in good faith by appropriate proceedings unless: (i) such proceedings operate to prevent the taxing authority from attempting to collect the taxes, assessments or charges; (ii) the COLLATERAL is not subject to sale, forfeiture or loss during such proceedings; (iii) such GUARANTOR'S contest does not subject the LENDER to any claim by the taxing authority or any other person; (iv) the BORROWER establishes appropriate reserves, satisfactory to the LENDER in its sole discretion, for the payment of all taxes, assessments, charges, levies, legal fees, court costs and other expenses for which it would be liable if it is unsuccessful in its contest; (v) it prosecutes the contest continuously to its final conclusion; and (vi) at the conclusion of the proceedings, it promptly pays all amounts determined to be payable, including but not limited to all taxes, assessments, charges, levies, legal fees and court costs.

                Section 6.10. INSPECTIONS OF RECORDS. The GUARANTORS shall permit representatives of the LENDER access to the GUARANTORS' places of business, without hindrance or delay, at intervals to be determined by the LENDER, before or after an EVENT OF DEFAULT, to inspect the COLLATERAL and to audit, inspect, verify, check and make extracts or photocopies from, the RECORDS of the GUARANTORS and other data relating to the COLLATERAL or any LIABILITIES of any of the GUARANTORS, and the GUARANTORS shall reimburse the LENDER for the entire cost of all of such audits, inspections, verifications, copying, and extractions.

                Section 6.11. REPORTING REQUIREMENTS. The GUARANTORS shall submit the following items to the LENDER:

                           Section  6.11.1.  MONTHLY  FINANCIAL  STATEMENTS.
As soon as available and in any event within twenty (20) calendar days after the end of each month of each FISCAL YEAR of the COMPANIES, the GUARANTORS shall submit to the LENDER a consolidated and consolidating balance sheet of the COMPANIES and their SUBSIDIARIES as of the end of such month, a consolidated and consolidating statement of income and retained earnings of the COMPANIES and their SUBSIDIARIES for the period commencing at the end of the previous FISCAL YEAR and ending with the end of such month, and a consolidated and consolidating statement of cash flow of the COMPANIES and their SUBSIDIARIES for the portion of the FISCAL YEAR ended with the last day of such month, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the previous FISCAL YEAR and all prepared in accordance with G.A.A.P. and certified by the chief financial officer or officers of the COMPANIES and their SUBSIDIARIES (subject to year-end adjustments).

                           Section  6.11.2.  ANNUAL  FINANCIAL  STATEMENTS.
As soon as available and in any event within one hundred twenty (120) calendar days after the end of each FISCAL YEAR of the COMPANIES, the GUARANTORS shall submit to the LENDER a consolidated and consolidating balance sheet of the COMPANIES and their SUBSIDIARIES as of the end of such FISCAL YEAR and a consolidated and consolidating statement of income and retained earnings of the COMPANIES and their SUBSIDIARIES for such FISCAL YEAR, and a consolidated and consolidating statement of cash flow of the COMPANIES and their SUBSIDIARIES for such FISCAL YEAR, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the prior FISCAL YEAR and all prepared in accordance with G.A.A.P. and accompanied by an audited opinion thereon acceptable to the LENDER by independent accountants selected by the COMPANIES and acceptable to the LENDER.

                           Section  6.11.3.  REPORTS TO SEC AND TO SHAREHOLDERS.
Promptly upon the filing or sending thereof, the GUARANTORS shall submit to the LENDER copies of all regular, periodic, or special reports (including but not limited to all 10-K and 10-Q filings) and all registration statements of SOLUTIONS and its SUBSIDIARIES filed with the Securities And Exchange Commission or any other governmental authority or agency and copies of all proxy statements or other communications made by any of the COMPANIES or their SUBSIDIARIES.

                           Section  6.11.4.  MANAGEMENT  LETTERS.  Promptly upon
receipt thereof, the GUARANTORS shall submit to the LENDER copies of any reports submitted to the COMPANIES by independent certified public accountants in connection with the examination of the financial statements of the COMPANIES made by such accountants.

                           Section  6.11.5.  CERTIFICATES OF NO DEFAULT.  Within
thirty (30) calendar days after the end of each of the quarters of each FISCAL YEAR of the COMPANIES, the GUARANTORS shall submit to the LENDER a certificate of the chief financial officer or officers of each of the COMPANIES certifying that: (1) there exists no EVENT OF DEFAULT, or if an EVENT OF DEFAULT exists, specifying the nature thereof, the period of existence thereof and what action the COMPANIES propose to take with respect thereto; (2) no material adverse change in the condition, financial or otherwise, business, property or results of operations of any of the COMPANIES has occurred since the previous certificate was sent to the LENDER by the GUARANTORS or, if any such change has occurred, specifying the nature thereof and what action the COMPANIES have taken or propose to take with respect thereto; (3) all insurance premiums then due have been paid; (4) all taxes then due have been paid or, for those taxes which have not been paid, a statement of the taxes not paid and a description of the rationale for such non-payment; (5 no litigation, investigation or proceedings, or injunction, writ or restraining order is pending or threatened or, if any such litigation, investigation, proceeding, injunction, writ or order is pending, describing the nature thereof; and (6) stating whether or not the BORROWERS are in compliance with the covenants of the LOAN AGREEMENT and whether or not the GUARANTORS are in compliance with the covenants in this GUARANTY, including a calculation of the financial covenants in the schedule attached to such officer's certificate in form satisfactory to the LENDER.

                           Section  6.11.6.  REPORTS TO OTHER CREDITORS.
Promptly after the furnishing thereof, the GUARANTORS shall submit to the LENDER copies of any statement or report furnished by any of the COMPANIES to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the LENDER pursuant to any other provisions of this GUARANTY.

                           Section   6.11.7.   MANAGEMENT CHANGES.   The
GUARANTORS shall notify the LENDER immediately of any changes in the personnel holding executive management positions with each of the COMPANIES at the time of CLOSING, including but not limited to the President and Chief Financial Officer of each of the COMPANIES.

                           Section  6.11.8.  GENERAL INFORMATION.  In addition
to the items set forth in Sections 6.11.1 through 6.11.7 above, the GUARANTORS shall submit to the LENDER such other information respecting the condition or operations, financial or otherwise, of the COMPANIES as the LENDER may request from time to time.

                Section 6.12. EMPLOYEE BENEFIT PLANS AND GUARANTEED PENSION PLANS. The GUARANTORS will, and will cause each of their ERISA AFFILIATES to:
(a) comply with all requirements imposed by ERISA and the CODE, applicable from time to time to any of its GUARANTEED PENSION PLANS or EMPLOYEE BENEFIT PLANS;
(b) make full payment when due of all amounts which, under the provisions of EMPLOYEE BENEFIT PLANS or under applicable LAW, are required to be paid as contributions thereto; (c) not permit to exist any material accumulated funding deficiency, whether or not waived; (d) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any of its EMPLOYEE BENEFITS PLANS; (e) make any payments to MULTIEMPLOYER PLANS required to be made under any agreement relating to such MULTIEMPLOYER PLANS, or under any LAW pertaining thereto; (f) not amend or otherwise alter any GUARANTEED PENSION PLAN if the effect would be to cause the actuarial present value of all benefit commitments under any GUARANTEED PENSION PLAN to be less than the current value of the assets of such GUARANTEED PENSION PLAN allocable to such benefit commitments; (g) furnish to all participants, beneficiaries and employees under any of the EMPLOYEE BENEFIT PLANS, within the periods prescribed by LAW, all reports, notices and other information to which they are entitled under any applicable LAWS; and (h) take no action which would cause any of the EMPLOYEE BENEFIT PLANS to fail to meet any qualification requirement imposed by the CODE. As used in this Section, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the CODE, and the terms "actuarial present value", "benefit commitments" and "current value" have the meaning specified in Section 4001 of ERISA.

                Section 6.13. MAINTENANCE OF ASSETS. The GUARANTORS shall maintain and preserve all of their respective assets in a state of good and efficient working order.

                Section 6.14. COMPLIANCE WITH LAWS. The GUARANTORS shall comply in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that the GUARANTORS sell or to the services that the GUARANTORS perform; (b) the conduct of their respective businesses; (c) the use, maintenance, and operation of the real and personal properties owned or leased by the GUARANTORS in the conduct of their businesses; and (d) the obtaining of all necessary licenses, franchises, permits and governmental approvals, registrations and exemptions necessary to engage in their businesses.

                Section 6.15. ENVIRONMENTAL LAWS. In addition to and without limiting the generality of the preceding Section, the GUARANTORS shall: (i) comply in all material respects with, and ensure such compliance by all tenants and subtenants, if any, with, all applicable ENVIRONMENTAL LAWS and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable ENVIRONMENTAL LAWS; (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under ENVIRONMENTAL LAWS, and promptly comply with all lawful orders and directives of any governmental authority regarding ENVIRONMENTAL LAWS; and (iii) defend, indemnify and hold harmless the LENDER, and its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any ENVIRONMENTAL LAWS applicable to the operations of the GUARANTORS, or any orders, requirements or demands of governmental authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. The GUARANTORS shall notify the LENDER of any RELEASE of REGULATED SUBSTANCE on, to or from any FACILITY in violation of any ENVIRONMENTAL LAWS or of any notice received by any of the GUARANTORS that the GUARANTORS or any FACILITY is not in compliance with any ENVIRONMENTAL LAWS within five (5) BUSINESS DAYS after any such RELEASE or receipt of any such notice.

                Section 6.16. CONSOLIDATED FINANCIAL COVENANTS. The GUARANTORS shall take such actions and cause the BORROWERS to take such action as are necessary for the COMPANIES to comply on a consolidated basis with the following consolidated financial covenants:

                           Section 6.16.1.  MINIMUM CONSOLIDATED NET WORTH.
The COMPANIES shall maintain a minimum CONSOLIDATED NET WORTH of not less than the following amounts measured as of the following dates:

                           06/30/99               $3,459,000
                           09/30/99               $3,700,000
                           12/31/99               $4,100,000
                           03/31/00               $4,700,000
                           06/30/00               $5,400,000
                           09/30/00               $5,700,000
                           12/31/00               $6,000,000
                           03/31/01               $6,300,000
                           06/30/01               $6,600,000
                           09/30/01               $7,000,000
                           12/31/01               $7,300,000
                           03/31/02               $7,700,000
                           06/30/02               $8,100,000

                           Section 6.16.2.  RATIO OF  CONSOLIDATED  LIABILITIES
TO CONSOLIDATED NET WORTH. The COMPANIES shall maintain a ratio of CONSOLIDATED LIABILITIES to CONSOLIDATED NET WORTH of not more than the following ratios measured as of the following times:

                           06/30/99               4.21 to 1.0
                           09/30/99               4.25 to 1.0
                           12/31/99               4.25 to 1.0
                           03/31/00               4.00 to 1.0
                           06/30/00               3.75 to 1.0
                           09/30/00               3.75 to 1.0
                           12/31/00               3.75 to 1.0
                           03/31/01               3.75 to 1.0
                           06/30/01               3.75 to 1.0
                           09/30/01               3.75 to 1.0
                           12/31/01               3.75 to 1.0
                           03/31/02               3.75 to 1.0
                           06/30/02               3.75 to 1.0

                           Section 6.16.3.  CONSOLIDATED INTEREST COVERAGE
RATIO. The COMPANIES shall maintain a CONSOLIDATED INTEREST COVERAGE RATIO of not less than the following ratios measured as of the following times:

                           06/30/99               3.21 to 1.0
                           09/30/99               2.00 to 1.0
                           12/31/99               2.25 to 1.0
                           03/31/00               2.25 to 1.0
                           06/30/00               2.50 to 1.0
                           09/30/00               2.50 to 1.0
                           12/31/00               2.50 to 1.0
                           03/31/01               2.50 to 1.0
                           06/30/01               3.00 to 1.0
                           09/30/01               3.00 to 1.0
                           12/31/01               3.00 to 1.0
                           03/31/02               3.00 to 1.0
                           06/30/02               3.00 to 1.0


                           Section 6.16.4.  CONSOLIDATED  FIXED CHARGE  COVERAGE
RATIO. The COMPANIES shall maintain a CONSOLIDATED FIXED CHARGE COVERAGE RATIO of not less than the following ratios measured as of the following times:

                           06/30/99               1.83 to 1.0
                           09/30/99               1.10 to 1.0
                           12/31/99               1.25 to 1.0
                           03/31/00               1.25 to 1.0
                           06/30/00               1.50 to 1.0
                           09/30/00               1.50 to 1.0
                           12/31/00               1.50 to 1.0
                           03/31/01               1.50 to 1.0
                           06/30/01               1.50 to 1.0
                           09/30/01               1.50 to 1.0
                           12/31/01               1.50 to 1.0
                           03/31/02               1.50 to 1.0
                           06/30/02               1.50 to 1.0

         Section 7. NEGATIVE COVENANTS. Each of the GUARANTORS covenants and agrees during the term of this GUARANTY and while any OBLIGATIONS are outstanding and unpaid not to do or to permit to be done or to occur any of the following acts or happenings:

                Section 7.1. NO CHANGE OF NAME, MERGER, ETC. None of the GUARANTORS shall change its respective name or enter into any mergers, consolidations, reorganizations or recapitalizations, except for mergers in which: (a) the applicable GUARANTOR is the sole surviving entity and the mergers contemplated in Section 2.1.1.f of the LOAN AGREEMENT; (b) the transaction involves a company or companies in the same line of business as presently conducted by the applicable GUARANTOR; (c) any assets acquired by the applicable GUARANTOR become subject to the LENDER'S liens in a first priority lien position and are not subject to any liens other than PERMITTED LIENS and the LENDER'S liens; and (d) no DEFAULT or EVENT OF DEFAULT or MATERIAL ADVERSE EVENT occurs or is, in the opinion of the LENDER, likely to occur as a result thereof.

                Section 7.2. NO SALE OR TRANSFER OF ASSETS. No GUARANTOR shall not sell, transfer, lease or otherwise dispose of all or any part of the COLLATERAL, or all or any part of any of their other assets, except that: (a) INVENTORY may be sold or leased to account debtors in the ordinary course of business; and (b) items of equipment may be sold or exchanged if that equipment is replaced in the ordinary course of the GUARANTORS' businesses to the satisfaction of the LENDER by equipment of a similar value and which is subject to the first lien security interest of the LENDER provided for herein.

                Section 7.3. NO ENCUMBRANCE OF ASSETS. No GUARANTOR shall mortgage, pledge, grant or permit to exist a security interest in or lien upon any of its assets of any kind, now owned or hereafter acquired, except for PERMITTED LIENS or as otherwise permitted hereunder.

                Section 7.4. NO INDEBTEDNESS. No GUARANTOR shall incur, create, assume, or permit to exist any INDEBTEDNESS except: (a) the OBLIGATIONS;
(b) SUBORDINATED DEBT; and (c) INDEBTEDNESS secured by PERMITTED LIENS.

                Section 7.5. RESTRICTED PAYMENTS. No GUARANTOR shall make any RESTRICTED PAYMENTS.

                Section 7.6. TRANSACTIONS WITH AFFILIATES. No GUARANTOR shall make any purchase from, or contract for the performance of any services by, any AFFILIATE, except on terms which fairly represent generally available terms to be obtained in transactions of a similar nature with independent third PERSONS.

                Section 7.7. LOANS AND INVESTMENTS. No GUARANTOR shall make any advance, loan, investment, or material acquisition of assets, except loans from a GUARANTOR to another GUARANTOR or to a BORROWER which are: (a) pre-approved by the LENDER; and (b) evidenced by documentation acceptable to the LENDER which is assigned to the LENDER. The LENDER agrees that it will not unreasonably withhold or unduly delay its approval of the acquisition of assets by the GUARANTORS to the extent that: (i) any of the GUARANTORS is acquiring such assets as a result of the acquisition of all or substantially all of the assets of a PERSON in the same line of business as is then being engaged in by the acquiring GUARANTOR; (ii) such assets shall be subject to the liens of the LENDER in a first priority lien position and shall not be subject to any other liens other than PERMITTED LIENS; and (iii) the acquisition will not cause or in the sole opinion of the LENDER be likely to cause a DEFAULT, an EVENT OF DEFAULT, or a MATERIAL ADVERSE EVENT.

                Section 7.8. NO SALE-LEASEBACK TRANSACTIONS.   No GUARANTORS
shall enter into any sale-leaseback transactions.

                Section 7.9. NO ACQUISITION OF THIRD PERSON. No GUARANTOR shall acquire any equity interests in any PERSON without the prior approval of the LENDER. The LENDER agrees that it will not unreasonably withhold or unduly delay its approval of the acquisition of equity interests by the GUARANTORS to the extent that: (a) any of the GUARANTORS is acquiring such equity interests as a result of the acquisition of all or substantially all of the equity interests of a PERSON in the same line of business as is then being engaged in by the acquiring GUARANTOR; (b) the assets of the acquired PERSON will be subject to the first priority liens of the LENDER and shall not be subject to any other liens other than PERMITTED LIENS; and (c) the acquisition will not cause or in the opinion of the LENDER be likely to cause a DEFAULT, an EVENT OF DEFAULT, or a MATERIAL ADVERSE EVENT.

                Section 7.10. NO ALTERATION OF STRUCTURE OR OPERATIONS. No GUARANTOR shall amend or materially change its capital structure or its line or scope of business.

                Section 7.11. LONG TERM CONTRACTS. No GUARANTOR shall enter into any management contract, employment contract, consulting contract, non-competition contract, service contract or the like, having a term in excess of thirteen (13) months or requiring the payment of any monies by the GUARANTORS on a date occurring more than thirteen (13) months after the date of such contract with any AFFILIATE.

                Section 7.12. CHANGES IN FISCAL YEAR. No GUARANTOR shall change its FISCAL YEAR without the LENDER'S consent, which consent shall not be unreasonably withheld.

                Section 7.13. LIMITATION ON ISSUANCE OF EQUITY INTERESTS. No GUARANTOR shall issue or sell any equity interests that, by their terms or by the terms of any securities into which they are convertible or exchangeable, are, or upon the happening of an event or passage of time would be: (i) convertible or exchangeable into a LIABILITY of such GUARANTOR; or (ii) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

         Section 8. ACCELERATION RIGHTS. Upon the occurrence of an EVENT OF DEFAULT, the LENDER shall have the immediate right to elect to accelerate the payment of all OBLIGATIONS and to demand payment therefor from the GUARANTORS without regard as to whether the obligations of the BORROWERS under the LOAN

DOCUMENTS have been accelerated, are in default, or are being paid as agreed by the BORROWERS in accordance with the terms of the LOAN DOCUMENTS.

         Section 9. LENDER NEED NOT PURSUE OTHER RIGHTS. The LENDER shall be under no obligation to pursue the LENDER'S rights against the BORROWERS or any GUARANTOR or any other guarantor or source of repayment before pursuing the LENDER'S rights against any other GUARANTOR.

         Section 10. ENFORCEMENT OF LIENS. Upon the acceleration of the payment of the OBLIGATIONS as authorized by this GUARANTY, the LENDER may, in addition to all other rights and remedies provided by applicable LAWS or the LOAN DOCUMENTS, exercise any rights of a secured creditor under the UNIFORM COMMERCIAL CODE, as adopted and amended in Maryland, including the right to take possession of the COLLATERAL without the use of judicial process or hearing of any kind. Without limitation to the foregoing, the LENDER, in a commercially reasonable fashion, may sell at public or private sale or otherwise realize upon, in Baltimore, Maryland, or elsewhere, the whole or, from time to time, any part of all COLLATERAL which is personal property, or any interests which the GUARANTORS may have therein. Pending any such action, the LENDER may collect and liquidate such COLLATERAL. After deducting from the proceeds of sale or other disposition of such COLLATERAL all expenses, including all expenses for legal services, the LENDER shall apply such proceeds toward the satisfaction of the OBLIGATIONS. Any remainder of the proceeds after satisfaction in full of the OBLIGATIONS shall be distributed as required by applicable LAW. Notice of any sale or other disposition shall be given to the GUARANTORS at least ten (10) days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the COLLATERAL is to be made, which the GUARANTORS hereby agree shall be commercially reasonable notice of such sale or other disposition. The GUARANTORS shall assemble, or shall cause to be assembled, at the GUARANTORS' own expense, the COLLATERAL at such place or places as the LENDER shall designate. At any such sale or other disposition, the LENDER may, to the extent permissible under applicable law, purchase the whole or any part of the COLLATERAL, free from any right of redemption on the part of the GUARANTORS, which right is hereby waived and released to the extent lawfully permitted. Without limiting the generality of any of the rights and remedies conferred upon the LENDER under this Section, the LENDER may, to the full extent permitted by applicable law: (a) enter upon the premises of the GUARANTORS, exclude therefrom the GUARANTORS or any PERSON connected therewith, and take immediate possession of the COLLATERAL, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so; (b) at the LENDER'S option, use, operate, manage, and control the COLLATERAL in any lawful manner; (c) collect and receive all income, revenue, earnings, issues, and profits therefrom; and (d) maintain, alter or remove the COLLATERAL as the LENDER may determine in the LENDER'S discretion.

         Section 11. CONFESSION OF JUDGMENT. Upon the occurrence of an EVENT OF DEFAULT, each of the GUARANTORS authorizes any attorney admitted to practice before any court of record in the United States, or the clerk of such court, to appear on behalf of it and to confess judgment in any such court against it in the full amount due on this GUARANTY at such time plus attorneys' fees equal to fifteen percent (15%) of the amount due on this GUARANTY and court costs. Each of the GUARANTOR waives any right to notice or a hearing prior to the entry of judgment and to the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon the GUARANTORS any right or privilege of exemption, appeal, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power which each of the GUARANTORS has given for any attorney admitted to practice before any court of record in the United States, or the clerk of such court, to appear for and confess judgment against each of the GUARANTORS shall be a continuous authority which shall not be exhausted or extinguished by any one or more exercises or imperfect exercises thereof or by any one or more judgments entered pursuant thereto and may be exercised on one or more occasions and at such times and from time to time after default and in the same or different courts or jurisdictions as the LENDER may consider necessary or advisable. In the event that the LENDER receives, as a result of execution on a judgment confessed hereunder, amounts in respect of attorneys' fees which exceed the actual legal fees incurred by the LENDER in connection with this GUARANTY, then, upon full and final payment of all of the other OBLIGATIONS, the LENDER shall remit such excess to the GUARANTORS.

         Section 12. SUBROGATION. Each of the GUARANTORS hereby irrevocably agrees to subordinate any SUBROGATION RIGHTS to the rights of the LENDER (and its assigns and successors in interest) to recover from the BORROWERS or any other GUARANTOR or any other PERSON with respect to any payments made or obligations incurred as a result of this GUARANTY. To effectuate such subordination, each of the GUARANTORS hereby agrees that it shall not be entitled to any payment from the BORROWERS or from any other GUARANTOR or PERSON in respect of any SUBROGATION RIGHT until all of the OBLIGATIONS have been indefeasibly paid in full. If any amount shall be paid to any GUARANTOR in violation of the preceding sentence and the OBLIGATIONS shall not have been paid in full, such amount shall be deemed to have been paid to such GUARANTOR for the benefit of, and held in trust for, the LENDER (and its assigns and successors in interest), and shall forthwith be paid to the LENDER (or its assigns or successors in interest) to be credited and applied to the OBLIGATIONS, whether matured or unmatured. Each of the GUARANTORS acknowledges that it will receive direct and indirect benefits from the credit transactions contemplated by the LOAN DOCUMENTS and that the subordination set forth in this Section is knowingly made in contemplation of obtaining such benefits.

         Section 13. RIGHT OF CONTRIBUTION. Each of the GUARANTORS hereby agrees that to the extent that a GUARANTOR shall have paid more than its proportionate share of any payment made hereunder upon the OBLIGATIONS, such GUARANTOR shall be entitled to seek and receive contribution from and against any other GUARANTOR hereunder which has not paid its proportionate share of such payment. Each GUARANTOR'S right of contribution shall be subject to the terms and subordination conditions of this GUARANTY. The provisions of this Section shall in no respect limit the obligations and liabilities of any GUARANTOR hereunder and each GUARANTOR shall remain jointly and severally liable for the full amount guaranteed by the GUARANTORS hereunder.

         Section 14. CERTAIN RIGHTS OF LENDER. Each of the GUARANTORS hereby assents to any and all terms and agreements between the LENDER and the

BORROWERS or between the LENDER and any other GUARANTOR, and all amendments and modifications thereof, whether presently existing or hereafter made and whether oral or in writing. The LENDER may, without compromising, impairing, diminishing, or in any way releasing the GUARANTORS from the GUARANTORS' duties to pay and perform the OBLIGATIONS and without notifying or obtaining the prior approval of any of the GUARANTORS, at any time or from time to time: (a) waive or excuse a default by the BORROWERS or any other GUARANTOR, or delay in the exercise of any or all of the LENDER'S rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the BORROWERS or any other GUARANTOR; (c) release, substitute, exchange, surrender, or add collateral of the BORROWERS or of any other GUARANTOR, or waive, release, or subordinate, in whole or in part, any lien or security interest held by the LENDER on any real or personal property securing payment or performance, in whole or in part, of the obligations of the BORROWERS to the LENDER or of any other GUARANTOR or any other PERSON; (d) release the BORROWERS or any other GUARANTOR or other PERSON from any duties or obligations owed by the BORROWERS or any other GUARANTOR or other PERSON to the LENDER; (e) increase the obligations of the BORROWERS under the LOAN DOCUMENTS; and (f) modify, change, renew, extend, terminate, or amend in any respect any of the LOAN DOCUMENTS or the LENDER'S agreements with the BORROWERS or with any other GUARANTOR.

         Section 15. WAIVERS BY GUARANTORS. Each of the GUARANTORS waives: (a) any and all notices whatsoever with respect to this GUARANTY or with respect to any of the obligations owed by the BORROWERS to the LENDER, including, but not limited to, notice of (i) the acceptance hereof by the LENDER or of the intention to act by the LENDER, or any action taken by the LENDER in reliance hereon, (ii) the present existence or future incurring of any of the obligations of the BORROWERS to the LENDER or any terms or amounts thereof or any change therein, (iii) any default by the BORROWERS or any surety, pledgor, grantor of security, or any PERSON who has guaranteed or secured in whole or in part any of the obligations of the BORROWERS to the LENDER, and (iv) the obtaining or release of any guaranty or surety agreement, pledge, assignment, or other security for any of the obligations of the BORROWERS to the LENDER; (b) presentment and demand for payment of any sum due from the BORROWERS or any other GUARANTOR and protest of nonpayment; (c) demand for performance by the BORROWERS or any other GUARANTOR; and (d) any defenses to this GUARANTY or the payment and performance of the OBLIGATIONS based upon any suretyship or impairment of collateral.

         Section 16. UNENFORCEABILITY OF OBLIGATIONS OF BORROWERS. This GUARANTY shall be valid, binding, and enforceable even if any or all of the obligations of the BORROWERS to the LENDER which are guaranteed hereby are now, or hereafter, become invalid or unenforceable for any reason, or are set aside, avoided or determined to have been invalid for any reason, in whole or in part.

         Section 17. NO CONDITIONS PRECEDENT. This GUARANTY shall be effective and enforceable immediately upon its execution. The GUARANTORS acknowledge that no unsatisfied conditions precedent to the effectiveness and enforceability of this GUARANTY exist as of the date of its execution and that the effectiveness and enforceability of this GUARANTY is not in any way conditioned or contingent upon any event, occurrence, or happening, or upon any condition existing or coming into existence either before or after the execution of this GUARANTY.

         Section 18. NO DUTY TO DISCLOSE. The LENDER shall not have any present or future duty or obligation to discover or to disclose to any GUARANTOR any information, financial or otherwise, concerning the BORROWERS, any other GUARANTOR, the LOAN, the LOAN DOCUMENTS, or any collateral securing the obligations of the BORROWERS to the LENDER or of any other PERSON who may have guaranteed in whole or in part the obligations of the BORROWERS to the LENDER. Each of the GUARANTORS waives any right to claim or assert any such duty or obligation on the part of the LENDER. The GUARANTORS agree to obtain all information which the GUARANTORS consider either appropriate or relevant to this GUARANTY and the agreements and undertakings of the GUARANTORS hereunder from sources other than the LENDER and to become and remain at all times current and continuously apprised of all information concerning the BORROWERS, other GUARANTORS, the LOAN, or the LOAN DOCUMENTS which the GUARANTORS consider to be material or relevant to the duties of the GUARANTORS pursuant to this GUARANTY or the payment and performance of the OBLIGATIONS by the GUARANTORS.

         Section 19. ENFORCEMENT DURING BANKRUPTCY. Enforcement of this GUARANTY against any GUARANTOR shall not be stayed or in any way delayed as a result of the filing of a petition under the UNITED STATES BANKRUPTCY CODE, as amended, by or against either of the BORROWERS or any other GUARANTOR. Should the LENDER (or the assignee or successor in interest thereof) be required to obtain an order of the United States Bankruptcy Court to begin enforcement of this GUARANTY after the filing of a petition under the UNITED STATES BANKRUPTCY Code, as amended, by or against any GUARANTOR, such GUARANTOR hereby consents to this relief and agrees to file or cause to be filed all appropriate pleadings to evidence and effectuate such consent and to enable the LENDER (or the assignee or successor in interest thereof) to obtain the relief requested.

         Section 20. CUMULATIVE LIABILITY. The liability of the GUARANTORS to the LENDER pursuant to this GUARANTY shall be cumulative to, and not in lieu of, all other duties, obligations and liabilities owed by any of the GUARANTORS to the LENDER from time to time.

         Section 21. OBLIGATIONS ARE UNCONDITIONAL. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of each of the GUARANTORS, and shall be independent of any defense or any rights of set-off, recoupment or counterclaim which any of the GUARANTORS might otherwise have against the LENDER. The GUARANTORS shall pay and perform all OBLIGATIONS, free of any deductions and without abatement, diminution or set-off. Until such time as the OBLIGATIONS have been fully paid and performed, each GUARANTOR: (a) shall not suspend or discontinue any payments provided for herein; (b) shall perform and observe all of the covenants and agreements contained in this GUARANTY; and (c) shall not terminate or attempt to terminate this GUARANTY, in whole or in part, for any reason. No delay by the LENDER in making demand upon the GUARANTORS for satisfaction of the OBLIGATIONS shall prejudice or in any way impair the ability of the LENDER to enforce this GUARANTY.

         Section 22. DEFENSES AGAINST BORROWERS. Until the OBLIGATIONS of the GUARANTORS hereunder have been satisfied in full, each of the GUARANTOR waives any right to assert against either of the BORROWERS any defense (whether legal or equitable), claim, counterclaim, or right of set-off or recoupment which the GUARANTORS may now or hereafter have against the BORROWERS or any other GUARANTOR or PERSON.

         Section 23. REMEDIES CUMULATIVE. All of the LENDER>S rights and remedies shall be cumulative and any failure of the LENDER to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

         Section 24. DISCHARGE OF GUARANTY. This GUARANTY shall not be discharged and the GUARANTORS shall not be released from liability until all OBLIGATIONS (including contingent OBLIGATIONS) have been paid, performed and satisfied in full and the satisfaction of the OBLIGATIONS is not subject to challenge, contest or any other potential contingency. If all or any portion of the OBLIGATIONS are satisfied and the LENDER is required by order of a court of competent jurisdiction to pay to any PERSON the sums used to satisfy the OBLIGATIONS, the OBLIGATIONS shall remain in effect and enforceable to the extent thereof.

         Section 25. SUBORDINATION OF CERTAIN INDEBTEDNESS. If any of the GUARANTORS has advanced or advances any sums to the BORROWERS or their successors or assigns or if the BORROWERS or their successors or assigns shall hereafter become indebted to the GUARANTOR, such sums and indebtedness shall be subordinate in payment and right of enforcement and in all other respects to the amounts then or thereafter due and owing to the LENDER by the BORROWERS.

         Section 26. EXCHANGE OF INFORMATION. Each of the GUARANTORS irrevocably authorizes the LENDER to share and discuss with any holder of SUBORDINATED DEBT such information concerning the GUARANTORS, the BORROWERS, the OBLIGATIONS, the LOAN, the COLLATERAL, this GUARANTY and the finances, business affairs and operations of the GUARANTORS and the BORROWERS as the LENDER may desire from time to time without any notice or consent from the GUARANTORS. The GUARANTORS also authorize any holder of SUBORDINATED DEBT to share and discuss any such information with the LENDER.

         Section 27. CHOICE OF LAW. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this GUARANTY and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this GUARANTY and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this GUARANTY or which occurred or were to occur as a direct or indirect result of this GUARANTY having been executed.

         Section 28. CONSENT TO JURISDICTION; AGREEMENT AS TO VENUE. Each of the GUARANTORS irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. Each of the GUARANTORS agrees that venue shall be proper in any circuit court of the State of Maryland selected by the LENDER or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

         Section 29. INVALIDITY OF ANY PART. If any provision or part of any provision of this GUARANTY shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this GUARANTY, and this GUARANTY shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

         Section 30. AMENDMENT OR WAIVER. This GUARANTY may be amended only by a writing duly executed by the GUARANTORS and by the LENDER. No waiver by the LENDER of any of the provisions of this GUARANTY or any of the rights or remedies of the LENDER with respect hereto shall be considered effective or enforceable unless in writing.

         Section 31. NOTICES. Any notice required or permitted by or in connection with this GUARANTY shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or to the GUARANTORS at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the GUARANTORS. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (e) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

         If to the LENDER:

                           THE PROVIDENT BANK
                           One E. Fourth Street
                           Cincinnati, Ohio 45202
                           Attn:  Barry Peterson, Vice President
                           Facsimile:  (513) 763-8069

                And to:

                           THE PROVIDENT BANK
                           1340 Smith Avenue, Suite 200
                           Baltimore, Maryland 21209

                           Attn:  J. David Kommalan, Vice President
                           Facsimile:  (410) 779-1337

         If to the GUARANTORS:

                Imtek Acquisition Corporation
                Imtek Capital Corporation
                Imtek Funding Corporation
                Imtek Office Solutions, Inc.
                Imtek Services Corporation
                8003 Corporate Drive, Suite C
                Baltimore, Maryland 21236
                Attn: Brad C. Thompson, Chief Financial Officer
                Facsimile:  (410) 931-2731

         With A Courtesy Copy To:

                McGuire, Woods, Battle & Boothe, L.L.P.
                The Blaustein Building
                7 St. Paul Street, Suite 1000
                Baltimore, Maryland 21202-1626
                Attn:  Patrick M. Shelley, Esquire
                Facsimile:  (410) 659-4599

The failure of the LENDER to send the above courtesy copy shall not impair the effectiveness of notice given to the GUARANTORS in the manner provided herein.

         Section 32. JOINT AND SEVERAL NATURE. The liability of each GUARANTOR shall be joint and several with the liability of the other GUARANTORS which are parties to this GUARANTY.

         Section 33. FINAL AGREEMENT. This GUARANTY contains the final and entire agreement between the LENDER and the GUARANTORS with respect to the guaranty by the GUARANTORS of the BORROWERS' obligations to the LENDER.

         Section 34. TENSE, GENDER, DEFINED TERMS, CAPTIONS. As used herein, the plural includes the singular, and the singular includes the plural. The use of any gender applies to any other gender. All defined terms are completely capitalized throughout this GUARANTY. All captions are for the purpose of convenience only.

         Section 35. SEAL AND EFFECTIVE DATE. This GUARANTY is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution.

         Section 36. WAIVER OF TRIAL BY JURY. Each of the GUARANTORS and the LENDER, by their execution and acceptance, respectively, of this GUARANTY, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this GUARANTY or the LOAN DOCUMENTS or which in any way relates, directly or indirectly, to this GUARANTY or the LOAN or any event, transaction, or occurrence arising out of or in any way connected with this GUARANTY or the LOAN DOCUMENTS, or the dealings of the parties with respect thereto or the administration thereof, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

         IN WITNESS WHEREOF, each of the GUARANTORS has executed this GUARANTY under seal as of the date first written above.

WITNESS/ATTEST:                                    GUARANTORS:

                                     IMTEK ACQUISITION CORPORATION,
                                     A Maryland Corporation


                                     By:      /s/ Robert W. Hoover  (SEAL)
                                              -----------------------------
                                              Robert W. Hoover, Vice President

                                     IMTEK CAPITAL CORPORATION,
                                     A  Maryland Corporation


                                     By:      /s/ Robert W. Hoover  (SEAL)
                                              -----------------------------
                                              Robert W. Hoover, Vice President

                                     IMTEK FUNDING CORPORATION,
                                     A Maryland Corporation


                                     By:      /s/ Robert W. Hoover  (SEAL)
                                              -----------------------------
                                              Robert W. Hoover, President

                                     IMTEK OFFICE SOLUTIONS, INC.,
                                     A Delaware Corporation


                                     By:      /s/ Robert W. Hoover (SEAL)
                                              -----------------------------
                                              Robert W. Hoover, President

                                     IMTEK SERVICES CORPORATION,
                                     A Maryland Corporation


                                     By:      /s/ Robert W. Hoover (SEAL)
                                              -----------------------------
                                              Robert W. Hoover, Vice President